UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report)	April 28, 2008
(Date of earliest event reported)	April 24, 2008

ONEOK PARTNERS, L.P.

(Exact name of registrant as specified in its charter)
Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 7.01	Regulation FD Disclosure

On April 24, 2008, we announced that a representative of ONEOK, Inc. will present at the American Gas Association Financial Forum in Miami Beach, Florida on May 5, 2008. The presentation will begin at approximately 9:45 a.m. Eastern Daylight Time (8:45 a.m. Central Daylight Time).

The presentation will be conducted by John W. Gibson, chief executive officer of ONEOK, Inc. and chairman, president and chief executive officer of the general partner of ONEOK Partners, L.P.

The conference will be webcast and will be accessible on ONEOK, Inc.'s website at www.oneok.com. A replay of the webcast will be archived on ONEOK, Inc.'s website for 30 days after the conference. The slide presentation will be available on ONEOK, Inc.'s website on Sunday, May 4, 2008, beginning at 8:00 a.m. Eastern Daylight Time (7:00 a.m. Central Daylight Time).

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 News release issued by ONEOK, Inc. dated April 24, 2008.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	April 28, 2008	By:	/s/ Curtis L. Dinan
Senior Vice President - Chief Financial Officer and Treasurer

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